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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 March 21, 2001
                         ------------------------------



                                CYBERCASH, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)



       Delaware                   000-27470                      54-1725021
   ----------------               ---------                      ----------
(State of Incorporation)   (Commission File Number)   (IRS Employer Identification No.)



                               2100 Reston Parkway
                             Reston, Virginia 20191
                       ----------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (703) 620-4200
                           ---------------------------
                         (Registrant's telephone number)


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ITEM 5. OTHER EVENTS.

        On March 21, 2001, CyberCash, Inc. ("CyberCash") voluntarily delisted its common stock from the Nasdaq National Market. The delisting follows a determination by Nasdaq that CyberCash's continued listing on the Nasdaq National Market was no longer warranted given CyberCash's recent restructuring and intention to sell its operations to Network 1 Financial Corporation through an auction process conducted under the United States Bankruptcy Code. CyberCash intends to establish trading in its common stock on the OTC Bulletin Board as soon as possible.





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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 21, 2001                     CyberCash, Inc.



                                          /s/ John H. Karnes
                                          --------------------------------------
                                          By:     John H. Karnes
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer